UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 7, 2017

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

 (Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure

The Company’s Chairman and Chief Executive Officer, David P. Storch, and President and Chief Operating Officer, John M. Holmes, will present at the Gabelli & Company 23rd Annual Aerospace & Defense Conference on September 7, 2017 in New York.

Attached as Exhibit 99.1 are the slides to be used in the presentation.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Conference slides to be presented by AAR CORP. at the Gabelli & Company 23rd Annual Aerospace & Defense Conference on September 7, 2017 in New York.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Conference slides to be presented by AAR CORP. at the Gabelli & Company 23rd Annual Aerospace & Defense Conference on September 7, 2017 in New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2017

AAR CORP.

	By:	/s/ ROBERT J. REGAN
Robert J. Regan
Vice President, General Counsel and Secretary